SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                               September 22, 1999
                               ------------------




                               FSF FINANCIAL CORP.
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Minnesota                           0-24648                       41-1783064
----------------------------    ---------------                 ----------------
(State or other jurisdiction    (SEC File No. )                 (IRS Employer
       of incorporation)                                        Identification
                                                                    Number)




201 Main Street South, Hutchinson, MN                              55350-2573
---------------------------------------                          ---------------
(Address of principal executive offices)                           (Zip Code)




       Registrant's telephone number, including area code: (320) 234-4500

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               FSF FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.       Other Events
              ------------

       FSF Financial Corp., Hutchinson, Minnesota, ("Registrant") the holding company of First Federal fsb, announced that the Corporation's Board of Directors has approved the repurchase of up to 260,000 shares of the Corporation's Common Stock. It is anticipated that such shares of Common Stock will be purchased in open market transactions from time to time during the next twelve months.

       A copy of a press release issued September 22, 1999 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits
              ------------------------

              (c)      Exhibits:

                       99  Press Release dated September 22, 1999

                                   Signatures

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         FSF FINANCIAL CORP.


Date:  September 22, 1999                By:  /s/ Richard H. Burgart
       ------------------                   ------------------------------------
                                            Richard H. Burgart
                                            Chief Financial Officer